Severance Costs	9 Months Ended
Sep. 30, 2018
Restructuring and Related Activities [Abstract]
Severance Costs
8.	Severance Costs

In September 2018, we announced a staff reduction plan in order to reduce operating expenses and to conserve cash resources. The plan reduced our workforce by approximately 85%. As a result, we estimate we will incur approximately $2.4 million in costs for the affected employees, including severance payments, limited reimbursement of medical insurance premiums and outplacement services. The staff reduction plan was completed by the end of September 2018.

During the three months ended September 30, 2018, we paid $1.7 million in severance benefits to separating employees related to the staff reduction plan. At September 30, 2018, unpaid severance costs of $704,000 are included in current liabilities in the condensed consolidated balance sheet and are expected to be paid by the end of the first quarter of 2019.